UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2021

NioCorp Developments Ltd.
(Exact name of registrant as specified in its charter)

British Columbia, Canada (State or other jurisdiction of incorporation)	000-55710 (Commission File Number)	98-1262185 (IRS Employer Identification No.)

7000 South Yosemite Street, Suite 115 Centennial, Colorado 80112 (Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (720) 639-4647 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not Applicable	Not Applicable	Not Applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company           ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On April 23, 2021, pursuant to the terms of the Amended and Restated Option to Purchase (the “Option Agreement”), dated as of April 29, 2020, by and between Beverly J. Beethe (the “Owner”) and Elk Creek Resources Corp. (“ECRC”), a Nebraska corporation and wholly-owned subsidiary of NioCorp Developments Ltd., an entity formed under the laws of the Province of British Columbia (the “Company”), ECRC formally exercised and closed on its option to purchase two parcels of land and associated rights in Johnson County, Nebraska. Pursuant to the terms of the Option Agreement, the Owner sold, transferred, conveyed and assigned all of her rights, privileges, title and interest in and to the real property to ECRC, including any associated mineral rights.

The Option Agreement provides for a purchase price calculated based on the appraised value per acre of the parcels of land, the mineral rights and the structures erected on the land. The purchase price was approximately $6.2 million. The above summary of the material terms of the Option Agreement is qualified in its entirety by the actual terms and conditions of the Option Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is hereby incorporated by reference.

Item 9.01 Financial Statements.

(b)	Pro forma financial information.

The Company will provide the pro forma financial information required to be filed under Item 9.01 of Form 8-K by amendment to this Current Report on Form 8-K no later than the 71st day after the required filing date for this Current Report on Form 8-K.

(d)	Exhibits.

Exhibit	Description

10.1	Beethe008 Extension to Option to Purchase, dated April 29, 2020, among ECRC and Beverly J. Beethe (Previously filed as an exhibit to the Company’s Annual Report on Form 10-K (File No. 000-55710) filed with the SEC on September 16, 2020 and incorporated herein by reference).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NIOCORP DEVELOPMENTS LTD.

DATE: April 29, 2021	By:	/s/ Neal S. Shah
Neal S. Shah Chief Financial Officer